UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2007 (October 2, 2007)

MIT HOLDING, INC.
________________________________________________________
(Exact name of registrant specified in charter)

Delaware	333-13679	20-5068091

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )

37 West Fairmont Avenue, Suite 202
Savannah, Georgia 31406
__________________________________________
(Address of principal executive offices, including zip code)

(912) 925-1905
_______________________________________________
(Registrant's telephone number, including area code)

Item 8.01 Other Events.

In a press release dated October 2, 2007, MIT Holding, Inc. announced that it has signed an agreement with Georgia Southern University to research products to stop the spread of infectious diseases such as malaria, dengue fever and West Nile virus. The press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Method of Filing
99.1	Press Release dated October 2, 2007	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2007

MIT HOLDING, INC.

By:	/s/ John A. Sabia
Name: John A. Sabia
Title: Controller